UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–00058)

Exact name of registrant as specified in charter:	George Putnam Fund of Boston

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — July 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

George Putnam Balanced Fund

Annual report
7 | 31 | 20

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PGEOX

George Putnam
Balanced
Fund

Annual report
7 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

September 10, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

George Putnam Balanced Fund was introduced in 1937, at a time when many investors considered the stock market to be risky. Named for the founder of Putnam Investments, the fund offered an innovative concept for the time — a diversified portfolio with bonds to balance the risk of stocks.

A balanced approach, grounded in research

The fund’s classic balanced approach continues to serve investors today, under the leadership of seasoned portfolio managers who use fundamental research to find opportunities and manage risk.

Diversification does not guarantee a profit or ensure against loss. It is possible to lose money in a diversified portfolio.

2 George Putnam Balanced Fund

Experienced managers pursue a broad range of opportunities

The fund’s typical allocation is 60% stocks and 40% bonds. In managing the stock portion of the portfolio, Kate Lakin pursues a risk-aware style, investing in stocks across all sectors that may have value or growth characteristics. For the fund’s fixed-income investments, Paul Scanlon and Emily Shanks assemble a mix of government and investment-grade bonds. Historically, government bonds have shown relatively low correlation with stocks, which can help to dampen the impact of stock market downturns on fund performance.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

† Source: Lipper, a Refinitiv company.

‡ The fund’s benchmarks (S&P 500 Index and George Putnam Blended Index) were introduced on 12/31/69 and 12/31/78, respectively. The fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/20. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 17–18.

4 George Putnam Balanced Fund

How did stocks perform over the period?

KATE From the start of the period through mid-February 2020, declining interest rates and stimulus measures from global central banks were supportive of stocks. Market volatility, driven by the U.S.–China trade conflict, eased when the two countries agreed to a “phase one” trade deal. Concerns over Brexit also subsided when conservative party leader Boris Johnson was elected as United Kingdom Prime Minister.

Investors grew more risk averse as COVID-19 spread from a threat to a pandemic. Countries issued quarantines, business closures, and travel restrictions that caused global economic activity to contract. A liquidity crisis ensued. In February and March 2020, major stock indexes plunged into bear market territory, which is a decline of 20% or more from a recent high.

Central banks worldwide responded with fiscal and monetary aid. The U.S. Congress approved a historic $2 trillion relief package. The U.S. Federal Reserve [the Fed] infused billions of dollars into the economy with direct cash payments to consumers. It also provided loans to corporations and financial aid to hospitals, and helped stabilize at-risk industries and public services.

George Putnam Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 7/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 7/31/20. Short-term investments and derivatives, if any, are excluded. Summary information may differ from the portfolio schedule included in the financial statements due the use of different classifications of securities for presentation purposes. Holdings may vary over time.

6 George Putnam Balanced Fund

Despite dismal economic data, including record-high unemployment and falling consumer spending, stocks rallied in the second quarter of calendar 2020. Positive news emerged on potential COVID-19 vaccines. Major global markets, including the United States, China, and Europe, began to ease mobility restrictions. Stocks continued to rebound in July 2020. Investors seemed to look past the risks of a second wave of COVID-19 infections. As measured by the S&P 500 Index, stocks gained 11.96% for the 12-month reporting period.

How did bond markets perform?

PAUL Declining interest rates, low inflation, and slowed global growth increased bond prices during the first half of the reporting period. In late February 2020, developed-market government-bond yields declined and credit spreads widened as the pandemic shook investor confidence. In March 2020, an oil supply dispute between Russia and Saudi Arabia caused a collapse in commodity prices, further rattling investors.

From March 2020 through period-end, the Fed purchased billions in corporate bonds and exchange-traded funds [bonds that operate similar to mutual funds]. This helped stabilize financial markets, improve liquidity, and increase the availability of credit. Corporate credit — both investment-grade and high-yield — advanced and spreads tightened, mirroring the strength seen across equity markets. The interest-rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index rose 10.12% for the 12 months ended July 31, 2020.

How did the fund perform?

PAUL The fund’s class A shares posted a return of 12.04% compared with 11.96% for its primary benchmark, the S&P 500 Index. The fund’s secondary benchmark, the George Putnam Blended Index, returned 12.90% for the period. This custom-blended index comprises 40% of the Bloomberg Barclays U.S. Aggregate Bond Index and 60% of the S&P 500 Index.

What were some stocks that contributed to performance?

KATE An overweight position — relative to the primary benchmark — in U.S. video gaming company Activision Blizzard was the fund’s top contributor. With social distancing in practice, Activision’s multiplayer virtual games grew in popularity as consumers sought at-home entertainment. The company reported record sales during the height of COVID-19 lockdowns, which helped boost investor interest.

Relative underweight positions in Wells Fargo and J.P. Morgan Chase & Co. also aided results. These financial services firms faced pandemic-related downdrafts, including near-zero interest rates, declining consumer demand, and lost revenue from business loans. Both companies reported earnings shortfalls, which contributed to investor sell-offs of these stocks. We sold our position in J.P. Morgan Chase prior to period-end.

An out-of-benchmark position in The Medicines Company, a U.S. biopharmaceutical company, also aided results. In the fourth quarter of calendar year 2019, the company entered into a buyout agreement with Swiss pharmaceutical company Novartis. Shares of the stock rose. We locked in a gain, selling our position in The Medicines Company before period-end.

Which stocks detracted most from performance?

KATE An underweight position — relative to the primary benchmark — in technology giant Apple was a top detractor. Investors responded positively to new iPhone sales growth, which exceeded our expectations. While this news was encouraging, we believe Apple’s stock remains

George Putnam Balanced Fund 7

overvalued. We continue to hold a relative underweight position in the stock.

Two energy holdings, Cenovus Energy and BP PLC, which are not held by the primary benchmark, also hurt fund performance. In April 2020, pandemic-related demand disruptions in the global energy sector caused oil prices to briefly fall below zero for the first time in history. London-based energy provider BP and Cenovus, which owns producing oil sands in Canada, reported earnings losses due to record-low oil prices.

A relative overweight position in Live Nation Entertainment, a U.S. concerts promoter and venue operator, also hampered results. As cities prohibited public gatherings to control COVID-19 infections, concerts and sporting events managed by Live Nation were canceled. Despite short-term setbacks due to quarantines, we continue to like Live Nation. We believe its differentiated business model can take market share over the long term.

How did the fund’s corporate bond investments perform?

PAUL Our allocations to corporate bonds represented 14.3% of total assets. Bonds issued by companies in the industrials sector were beneficial to results. Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, an underweight position in the independent energy sector and an overweight position in the wireless sector contributed positively to results. Exposure to the financials sector, specifically an overweight position in the banking sector, detracted the most from performance.

As the fund begins a new fiscal year, what is your outlook?

KATE In our view, the pandemic is causing long-term structural changes to the economy. Quarantines have altered consumer spending patterns, human communication, and business workflows. As businesses adapt to pandemic-related changes, we believe new investment opportunities are unfolding. For the fund,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 George Putnam Balanced Fund

we seek investments in companies that we believe have become stronger as a result of the pandemic. Our research team uses a bottom-up approach to evaluate the fundamental strengths of companies and their prospects for long-term growth. While macroeconomic trends are important, we continue to focus on individual stocks that can outperform in varying market environments.

PAUL The severity and duration of the pandemic, and its impact on corporate credit markets, remain uncertain. However, we are encouraged by ongoing fiscal and monetary support from central banks and world governments. In June 2020, the Fed’s U.S. corporate bond purchasing program helped increase liquidity in the markets and, in turn, stabilized bond spreads. By period-end, the Fed had extended its bond purchase program to December 31, 2020. We believe this should provide investment-grade credit with a tailwind.

We remain constructive on medium-term investment-grade-credit fundamentals, which we believe carry fair valuations. In our view, investment-grade credit has the durability to withstand several quarters of virus-related pressure on earnings and cash flow. We are less optimistic about near-term fundamentals. This is based on weaker preliminary second quarter corporate earnings, which declined by 10.6% in calendar 2020 compared to the prior year. We find spread levels modestly attractive versus underlying longer-term fundamental risk. We are monitoring sector-specific risks and the potential economic impact of a resurgence in COVID-19 infections. Other risks include balance sheet degradation, liquidity metrics [determines a debtor’s ability to pay off current debt obligations without raising additional capital], and the potential for credit-quality downgrades.

Kate and Paul, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In August 2020, the fund decreased its quarterly distribution rate for class A shares from $0.071 to $0.047. This was due to a decrease in the amount of income earned by the fund as a result of falling interest rates and lower dividend payments made by companies in the portfolio. Similar decreases were made to other share classes of the fund.

George Putnam Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/5/37)
Before sales charge	8.70%	153.15%	9.73%	51.34%	8.64%	33.28%	10.05%	12.04%
After sales charge	8.62	138.60	9.09	42.64	7.36	25.62	7.90	5.60
Class B (4/27/92)
Before CDSC	8.59	138.27	9.07	45.85	7.84	30.35	9.24	11.23
After CDSC	8.59	138.27	9.07	43.85	7.54	27.35	8.39	6.23
Class C (7/26/99)
Before CDSC	8.60	134.77	8.91	45.82	7.84	30.32	9.23	11.20
After CDSC	8.60	134.77	8.91	45.82	7.84	30.32	9.23	10.20
Class M (12/1/94)
Before sales charge	7.98	140.88	9.19	47.63	8.10	31.35	9.51	11.46
After sales charge	7.93	132.45	8.80	42.46	7.33	26.75	8.22	7.56
Class R (1/21/03)
Net asset value	8.43	146.91	9.46	49.54	8.38	32.29	9.78	11.76
Class R5 (12/2/13)
Net asset value	8.79	159.94	10.02	53.53	8.95	34.39	10.35	12.33
Class R6 (12/2/13)
Net asset value	8.80	161.52	10.09	54.22	9.05	34.76	10.45	12.42
Class Y (3/31/94)
Net asset value	8.79	159.56	10.01	53.30	8.92	34.32	10.34	12.32

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 George Putnam Balanced Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 7/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
S&P 500 Index	—*	265.58%	13.84%	72.23%	11.49%	40.53%	12.01%	11.96%
Bloomberg Barclays U.S.
Aggregate Bond Index	—*	46.16	3.87	24.43	4.47	18.07	5.69	10.12
George Putnam Blended
Index†	—*	164.23	10.20	55.14	9.18	33.78	10.19	12.90
Lipper Balanced Funds
category average‡	—*	107.78	7.49	32.88	5.79	19.16	5.96	6.29

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index and George Putnam Blended Index) were introduced on 12/31/69, 12/31/75, and 12/31/78, respectively. The fund’s Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

‡ Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/20, there were 542, 521, 488, and 406 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $23,827 and $23,477, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $23,245. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $24,691, $25,994, $26,152 and $25,956, respectively.

George Putnam Balanced Fund 11

Fund price and distribution information For the 12-month period ended 7/31/20

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4
Income	$0.524107		$0.368107	$0.381107	$0.413107		$0.474107	$0.580107	$0.596107	$0.576107
Capital gains
Long-term
gains	0.714000		0.714000	0.714000	0.714000		0.714000	0.714000	0.714000	0.714000
Short-term
gains	0.095893		0.095893	0.095893	0.095893		0.095893	0.095893	0.095893	0.095893
Total	$1.334000		$1.178000	$1.191000	$1.223000		$1.284000	$1.390000	$1.406000	$1.386000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
7/31/19	$20.63	$21.89	$20.38	$20.46	$20.32	$21.06	$20.56	$20.82	$20.73	$20.72
7/31/20	21.68	23.00	21.41	21.48	21.34	22.11	21.60	21.89	21.79	21.78
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.31%	1.23%	0.64%	0.67%	0.90%	0.87%	1.09%	1.52%	1.62%	1.52%
Current
30-day
SEC yield[2]	N/A	0.55	–0.14	–0.14	N/A	0.10	0.34	0.82	0.92	0.83

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 George Putnam Balanced Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/5/37)
Before sales charge	8.65%	154.60%	9.80%	47.28%	8.05%	30.09%	9.17%	9.07%
After sales charge	8.58	139.96	9.15	38.81	6.78	22.61	7.03	2.80
Class B (4/27/92)
Before CDSC	8.55	139.58	9.13	41.77	7.23	27.11	8.32	8.19
After CDSC	8.55	139.58	9.13	39.77	6.93	24.11	7.47	3.19
Class C (7/26/99)
Before CDSC	8.55	135.98	8.97	41.76	7.23	27.17	8.34	8.23
After CDSC	8.55	135.98	8.97	41.76	7.23	27.17	8.34	7.23
Class M (12/1/94)
Before sales charge	7.94	142.02	9.24	43.64	7.51	28.14	8.62	8.51
After sales charge	7.89	133.55	8.85	38.62	6.75	23.65	7.33	4.72
Class R (1/21/03)
Net asset value	8.38	148.09	9.51	45.42	7.78	29.12	8.89	8.79
Class R5 (12/2/13)
Net asset value	8.74	161.24	10.08	49.31	8.35	31.16	9.46	9.28
Class R6 (12/2/13)
Net asset value	8.75	162.78	10.14	49.87	8.43	31.42	9.54	9.41
Class Y (3/31/94)
Net asset value	8.74	160.93	10.07	49.13	8.32	31.06	9.44	9.36

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

George Putnam Balanced Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 7/31/19	0.99%	1.74%	1.74%	1.49%	1.24%	0.73%	0.63%	0.74%
Annualized expense ratio
for the six-month period
ended 7/31/20*	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%	0.62%	0.72%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/20 to 7/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.93	$8.74	$8.73	$7.47	$6.20	$3.67	$3.16	$3.67
Ending value (after expenses)	$1,046.00	$1,042.60	$1,042.30	$1,043.80	$1,045.30	$1,047.30	$1,048.60	$1,047.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 George Putnam Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/20, use the following calculation method. To find the value of your investment on 2/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.87	$8.62	$8.62	$7.37	$6.12	$3.62	$3.12	$3.62
Ending value (after expenses)	$1,020.04	$1,016.31	$1,016.31	$1,017.55	$1,018.80	$1,021.28	$1,021.78	$1,021.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

George Putnam Balanced Fund 15

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

16 George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares are closed to new investments except through certain eligible employer-sponsored retirement plans and certain eligible plan record-keepers. They have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the S&P 500 Index and 40% of which is the Bloomberg Barclays U.S. Aggregate Bond Index.

George Putnam Balanced Fund 17

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2020, Putnam employees had approximately $483,000,000 and the Trustees had approximately $75,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 George Putnam Balanced Fund

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

George Putnam Balanced Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2020. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following

20 George Putnam Balanced Fund

extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2019. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2019. Putnam Management and PSERV have agreed to maintain these expense limitations until at least November 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2019. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements

George Putnam Balanced Fund 21

separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management

22 George Putnam Balanced Fund

has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended December 31, 2019 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the one-year, three-year and five-year periods ended December 31, 2019, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2019, there were 554, 527 and 492 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

George Putnam Balanced Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 George Putnam Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
George Putnam Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of George Putnam Balanced Fund (the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

George Putnam Balanced Fund 25

The fund’s portfolio 7/31/20

COMMON STOCKS (59.8%)*	Shares	Value
Automotive (0.2%)
United Rentals, Inc. †	23,614	$3,668,907
		3,668,907
Basic materials (1.8%)
Albemarle Corp. S	10,448	861,542
Anglo American PLC (United Kingdom)	122,356	3,019,491
Dow, Inc.	51,581	2,117,916
DuPont de Nemours, Inc.	23,526	1,258,170
Eastman Chemical Co.	12,398	925,263
Fortune Brands Home & Security, Inc.	72,306	5,531,409
Freeport-McMoRan, Inc. (Indonesia)	274,198	3,542,638
Linde PLC	2,995	734,104
Newmont Corp.	54,732	3,787,454
Packaging Corp. of America	12,100	1,163,052
Sherwin-Williams Co. (The)	7,474	4,842,554
Summit Materials, Inc. Class A †	26,509	390,212
		28,173,805
Building materials (0.2%)
Carrier Global Corp.	141,693	3,859,717
		3,859,717
Capital goods (2.8%)
Avery Dennison Corp.	11,321	1,283,122
Ball Corp.	24,556	1,808,058
Boeing Co. (The)	6,015	950,370
Deere & Co.	14,136	2,492,318
Eaton Corp. PLC	83,269	7,754,842
General Dynamics Corp.	17,980	2,638,385
Honeywell International, Inc.	27,051	4,040,608
Johnson Controls International PLC	115,350	4,438,668
Lockheed Martin Corp.	2,930	1,110,382
Northrop Grumman Corp.	13,948	4,533,239
Otis Worldwide Corp.	65,902	4,134,691
Parker Hannifin Corp.	9,297	1,663,419
Raytheon Technologies Corp.	99,033	5,613,190
		42,461,292
Commercial and consumer services (3.0%)
Aramark	55,113	1,163,987
Booking Holdings, Inc. †	3,382	5,621,324
CoStar Group, Inc. †	5,127	4,356,720
Ecolab, Inc.	6,227	1,164,947
Mastercard, Inc. Class A	41,124	12,687,988
PayPal Holdings, Inc. †	84,826	16,631,834
WEX, Inc. †	34,056	5,393,449
		47,020,249
Communication services (1.3%)
Charter Communications, Inc. Class A †	19,662	11,403,960
T-Mobile US, Inc. †	73,593	7,902,416
		19,306,376

26 George Putnam Balanced Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value
Computers (2.5%)
Apple, Inc.	90,003	$38,254,875
		38,254,875
Conglomerates (0.7%)
3M Co.	17,855	2,686,642
Danaher Corp.	34,270	6,984,226
General Electric Co.	271,135	1,645,789
		11,316,657
Consumer staples (4.0%)
Altria Group, Inc.	121,864	5,014,704
Chipotle Mexican Grill, Inc. †	3,641	4,205,938
Coca-Cola Co. (The)	109,447	5,170,276
ConAgra Foods, Inc.	95,772	3,586,661
Costco Wholesale Corp.	16,224	5,281,399
McCormick & Co., Inc. (non-voting shares)	22,683	4,420,917
PepsiCo, Inc.	102,789	14,149,934
Procter & Gamble Co. (The)	155,503	20,389,553
		62,219,382
Electronics (3.4%)
Cree, Inc. † S	119,179	8,213,817
Monolithic Power Systems, Inc.	29,162	7,728,222
NVIDIA Corp.	15,056	6,392,627
NXP Semiconductors NV	131,116	15,410,063
Roper Technologies, Inc.	9,243	3,997,135
Texas Instruments, Inc.	88,859	11,333,965
		53,075,829
Energy (1.2%)
BP PLC (United Kingdom)	1,139,946	4,132,515
Cairn Energy PLC (United Kingdom) †	848,921	1,328,303
Cenovus Energy, Inc. (Canada)	1,227,550	5,462,091
Phillips 66	34,038	2,111,037
TOTAL SA (France)	100,350	3,725,834
Williams Cos., Inc. (The)	84,804	1,622,301
		18,382,081
Entertainment (0.3%)
Live Nation Entertainment, Inc. †	88,183	4,127,846
		4,127,846
Financials (7.2%)
AIA Group, Ltd. (Hong Kong)	240,800	2,157,913
American International Group, Inc.	215,581	6,928,773
Assured Guaranty, Ltd.	231,364	5,050,676
AXA SA (France)	252,119	5,045,901
Berkshire Hathaway, Inc. Class B †	33,997	6,655,933
Boston Properties, Inc. R	22,605	2,013,879
Charles Schwab Corp. (The) S	156,391	5,184,362
Citigroup, Inc.	257,080	12,856,571
E*Trade Financial Corp.	98,865	5,019,376
Gaming and Leisure Properties, Inc. R	258,491	9,359,959
Goldman Sachs Group, Inc. (The)	54,041	10,697,956
Intercontinental Exchange, Inc.	46,618	4,511,690

George Putnam Balanced Fund 27

COMMON STOCKS (59.8%)* cont.	Shares	Value
Financials cont.
KKR & Co., Inc. Class A	222,983	$7,886,909
Outfront Media, Inc. R	251,743	3,627,617
Prudential PLC (United Kingdom)	428,031	6,255,720
Quilter PLC (United Kingdom)	1,383,999	2,663,091
Visa, Inc. Class A	67,961	12,939,774
Yellow Cake PLC 144A (United Kingdom) †	817,389	2,345,673
		111,201,773
Gaming and lottery (0.1%)
Penn National Gaming, Inc. † S	22,906	775,368
		775,368
Health care (8.1%)
Abbott Laboratories	59,981	6,036,488
AbbVie, Inc.	141,106	13,392,370
Amgen, Inc.	24,865	6,083,720
Ascendis Pharma A/S ADR (Denmark) †	5,804	798,688
Avantor, Inc. †	128,463	2,836,463
Baxter International, Inc.	53,624	4,632,041
Becton Dickinson and Co.	6,801	1,913,393
Bio-Rad Laboratories, Inc. Class A †	6,591	3,459,550
Biogen, Inc. †	14,770	4,057,171
Boston Scientific Corp. †	149,032	5,748,164
Bristol-Myers Squibb Co.	48,904	2,868,709
Cigna Corp.	44,031	7,603,713
Cooper Cos., Inc. (The)	8,550	2,419,052
DexCom, Inc. †	4,433	1,930,749
Eli Lilly and Co.	43,089	6,475,846
Gilead Sciences, Inc.	26,541	1,845,396
Humana, Inc.	5,885	2,309,568
Intuitive Surgical, Inc. †	1,686	1,155,652
Johnson & Johnson	69,020	10,060,355
Medtronic PLC	22,443	2,165,301
Merck & Co., Inc.	92,899	7,454,216
Pfizer, Inc.	96,614	3,717,707
Regeneron Pharmaceuticals, Inc. †	6,648	4,202,001
Stryker Corp.	16,977	3,281,654
Thermo Fisher Scientific, Inc.	19,404	8,032,286
UnitedHealth Group, Inc.	34,798	10,536,138
		125,016,391
Lodging/Tourism (0.3%)
Hilton Worldwide Holdings, Inc.	40,601	3,047,105
Wynn Resorts, Ltd.	25,622	1,855,801
		4,902,906
Miscellaneous (0.1%)
Spartan Energy Acquisition Corp. (Rights) † F	189,486	2,101,021
		2,101,021
Retail (6.6%)
Advance Auto Parts, Inc.	8,456	1,269,584
Amazon.com, Inc. †	15,566	49,261,409
Burlington Stores, Inc. †	3,901	733,388

28 George Putnam Balanced Fund

COMMON STOCKS (59.8%)* cont.	Shares	Value
Retail cont.
CarMax, Inc. †	41,183	$3,993,516
Dollar General Corp.	13,152	2,504,141
Home Depot, Inc. (The)	70,005	18,585,627
NIKE, Inc. Class B	46,968	4,584,546
Target Corp.	57,022	7,177,929
TJX Cos., Inc. (The)	27,249	1,416,676
Walmart, Inc.	90,990	11,774,106
		101,300,922
Software (6.3%)
Activision Blizzard, Inc.	288,599	23,846,935
Adobe, Inc. †	36,292	16,125,261
Dassault Systemes SA (France)	8,843	1,613,077
Microsoft Corp.	271,121	55,582,516
		97,167,789
Technology services (5.8%)
Alphabet, Inc. Class A †	19,335	28,769,513
Facebook, Inc. Class A †	74,213	18,825,612
Fidelity National Information Services, Inc.	116,033	16,976,788
Fiserv, Inc. †	164,526	16,418,050
Salesforce.com, Inc. †	42,637	8,307,819
		89,297,782
Textiles (0.1%)
Levi Strauss & Co. Class A S	79,483	966,513
		966,513
Toys (0.2%)
Hasbro, Inc.	33,859	2,463,581
		2,463,581
Transportation (1.4%)
FedEx Corp.	17,324	2,917,362
Old Dominion Freight Line, Inc.	16,934	3,095,874
Southwest Airlines Co.	62,306	1,924,632
Union Pacific Corp.	74,516	12,917,349
		20,855,217
Utilities and power (2.2%)
Ameren Corp.	43,393	3,481,854
Dominion Energy, Inc.	52,970	4,292,159
Exelon Corp.	179,682	6,937,522
NextEra Energy, Inc.	31,698	8,897,629
NRG Energy, Inc.	296,952	10,039,947
		33,649,111
Total common stocks (cost $773,867,153)		$921,565,390

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (8.6%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 2/20/49 to 10/20/49	$3,957,236	$4,439,914
4.50%, with due dates from 3/20/49 to 10/20/49	912,907	1,012,330
4.00%, 4/15/43	3,775,817	4,171,007
3.50%, TBA, 8/1/50	8,000,000	8,416,875

George Putnam Balanced Fund 29

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (8.6%)* cont.	amount	Value
U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association Pass-Through Certificates
3.50%, with due dates from 11/15/47 to 1/20/48	$6,775,671	$7,476,355
3.00%, with due dates from 7/20/46 to 10/20/46	6,152,607	6,569,475
		32,085,956
U.S. Government Agency Mortgage Obligations (6.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6.00%, 3/1/35	1,026	1,208
4.00%, with due dates from 7/1/42 to 7/1/49	7,736,652	8,318,973
3.50%, with due dates from 12/1/42 to 4/1/43	431,430	476,879
3.00%, with due dates from 3/1/43 to 2/1/47	2,463,233	2,615,828
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 7/1/33 to 11/1/38	1,268,901	1,475,688
5.00%, with due dates from 8/1/33 to 1/1/39	377,233	431,774
4.50%, with due dates from 5/1/48 to 2/1/49	5,804,200	6,360,961
4.00%, with due dates from 9/1/45 to 4/1/49	7,063,599	7,548,736
3.50%, 5/1/56	1,349,001	1,495,536
3.50%, with due dates from 5/1/43 to 12/1/49	14,074,866	14,930,367
3.00%, with due dates from 2/1/43 to 3/1/47	6,672,101	7,205,995
3.00%, 12/1/30	2,212,137	2,329,723
2.00%, with due dates from 10/1/27 to 8/1/28	5,335,575	5,555,566
Uniform Mortgage-Backed Securities
4.50%, TBA, 8/1/50	3,000,000	3,225,000
4.00%, TBA, 9/1/50	2,000,000	2,125,625
4.00%, TBA, 8/1/50	3,000,000	3,187,031
3.50%, TBA, 9/1/50	1,000,000	1,054,688
3.50%, TBA, 8/1/50	2,000,000	2,108,906
3.00%, TBA, 9/1/50	1,000,000	1,055,547
3.00%, TBA, 8/1/50	1,000,000	1,058,047
2.50%, TBA, 9/1/50	13,000,000	13,634,765
2.50%, TBA, 8/1/50	13,000,000	13,659,140
		99,855,983
Total U.S. government and agency mortgage obligations (cost $127,773,263)		$131,941,939

	Principal
U.S. TREASURY OBLIGATIONS (14.6%)*	amount	Value
U.S. Treasury Bonds
3.00%, 2/15/47	$20,180,000	$28,650,535
2.75%, 8/15/42 # ∆	21,110,000	28,106,183
1.25%, 5/15/50	5,000,000	5,065,820
U.S. Treasury Notes
2.75%, 2/15/24	9,120,000	9,958,042
2.25%, 4/30/21 [i]	108,000	110,328
2.125%, 12/31/22	19,740,000	20,691,699
2.00%, 2/15/22	10,980,000	11,294,174
1.875%, 11/30/21	11,800,000	12,072,560
1.75%, 9/30/22	20,700,000	21,427,734
1.75%, 6/30/22	21,780,000	22,452,048
1.625%, 2/15/26 ∆	16,800,000	18,044,690
1.625%, 10/31/23	23,070,000	24,185,181
1.50%, 3/31/23	22,000,000	22,806,168
Total U.S. treasury obligations (cost $209,527,628)		$224,865,162

30 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)*	amount	Value
Basic materials (0.8%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	$289,000	$308,094
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	668,000	715,962
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,595,000	1,793,627
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	1,525,000	1,620,240
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,036,000	1,146,230
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	703,000	767,254
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	625,000	726,897
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	10,000	16,398
Nutrien, Ltd. sr. unsec. notes 2.95%, 5/13/30 (Canada)	1,305,000	1,434,853
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	801,000	918,216
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	1,040,000	1,488,516
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	187,000	269,268
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	553,000	797,247
		12,002,802
Capital goods (0.5%)
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	1,143,000	1,236,904
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,145,000	1,402,173
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	940,000	1,086,430
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	510,000	619,518
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,619,000	1,851,261
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	164,000	171,503
Otis Worldwide Corp. 144A company guaranty sr. unsec. notes
2.565%, 2/15/30	695,000	753,649
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	1,010,000	1,176,608
		8,298,046
Communication services (1.9%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	921,000	1,019,902
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	686,000	749,388
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	385,000	436,291
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	1,227,000	1,299,560
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	936,000	1,124,338
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	1,714,000	2,008,150
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	62,000	68,029
AT&T, Inc. sr. unsec. unsub. bonds 3.30%, 2/1/52	1,700,000	1,758,157
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	132,000	164,460
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	240,000	259,428
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
bonds 2.80%, 4/1/31	291,000	305,326

George Putnam Balanced Fund 31

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	$1,055,000	$1,472,726
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	274,000	318,144
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	506,000	640,707
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	645,000	782,624
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	921,000	1,195,609
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	268,000	420,212
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	490,000	553,022
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	1,618,000	1,962,563
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	637,000	720,648
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	551,000	621,199
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	458,000	533,507
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	549,000	630,002
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	185,000	243,193
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	85,000	90,989
Crown Castle International Corp. sr. unsec. sub. bonds
3.30%, 7/1/30 R	205,000	232,874
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	1,483,000	1,663,911
Rogers Communications, Inc. company guaranty sr. unsec. bonds
8.75%, 5/1/32 (Canada)	95,000	149,654
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	215,000	271,475
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	298,438	302,168
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	743,000	850,921
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	1,762,000	1,996,011
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	3,269,000	4,035,748
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	490,000	518,175
		29,399,111
Consumer cyclicals (1.6%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	995,000	1,095,744
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	919,000	988,292
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,105,000	1,521,700
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	654,000	756,138
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	600,000	621,182

32 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Consumer cyclicals cont.
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	$255,000	$280,341
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	671,000	774,334
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	390,000	401,049
Discovery Communications, LLC company guaranty sr. unsec.
unsub. notes 3.625%, 5/15/30	473,000	524,830
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	445,000	493,554
Fox Corp. sr. unsec. unsub. notes 3.05%, 4/7/25	385,000	422,777
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	287,000	307,346
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	252,000	274,969
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	175,000	186,274
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	889,000	975,278
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	205,000	207,050
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	575,000	597,281
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,415,000	1,606,025
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	350,000	390,250
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,668,000	1,976,684
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	290,000	322,140
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	416,000	466,161
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	1,330,000	1,385,165
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	390,000	410,339
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	1,550,000	1,715,093
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	539,000	641,333
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,115,000	1,186,081
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,315,000	1,397,188
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	360,000	415,939
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	457,000	492,420
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	198,000	222,774
ViacomCBS, Inc. sr. unsec. notes 4.20%, 5/19/32	8,000	9,220
Walt Disney Co. (The) company guaranty sr. unsec. bonds
4.75%, 9/15/44	30,000	40,511
Walt Disney Co. (The) company guaranty sr. unsec. notes
7.75%, 1/20/24	1,060,000	1,305,179
		24,410,641

George Putnam Balanced Fund 33

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Consumer staples (0.7%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	$1,172,000	$1,647,393
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	200,000	255,185
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	827,000	1,017,802
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	239,000	272,732
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,155,000	1,204,088
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	534,657	673,974
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,434,000	1,976,227
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	566,000	700,884
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds
3.20%, 5/1/30	187,000	212,271
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	717,000	882,318
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	563,000	658,073
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	369,000	403,881
Kraft Heinz Co. (The) 144A company guaranty sr. unsec. notes
3.875%, 5/15/27	215,000	231,559
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	816,000	856,800
		10,993,187
Energy (0.9%)
BG Energy Capital PLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 10/15/21 (United Kingdom)	250,000	259,288
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	770,000	858,680
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	690,000	812,561
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	1,245,000	1,407,570
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	999,000	1,094,507
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	780,000	799,139
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	2,076,000	1,494,720
Energy Transfer Operating LP sr. unsec. unsub. notes 7.60%, 2/1/24	470,000	539,512
Energy Transfer Operating LP sr. unsec. unsub. notes 6.50%, 2/1/42	137,000	150,402
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	265,000	275,931
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	1,480,000	1,722,627
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	550,000	788,209
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	175,000	229,013
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	175,000	192,621

34 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Energy cont.
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	$878,000	$1,004,523
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	560,000	571,200
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	1,285,000	1,297,850
		13,498,353
Financials (4.2%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	328,000	338,647
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	928,000	888,749
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	856,000	1,181,280
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,265,000	1,538,164
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	223,624
Aviation Capital Group, LLC 144A sr. unsec. unsub. notes
7.125%, 10/15/20	265,000	266,265
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	1,200,000	1,360,308
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	1,135,000	1,169,050
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	314,000	342,260
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	715,000	759,795
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 1.073%, 9/15/26	275,000	262,627
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	600,000	875,551
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	390,000	433,891
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	808,000	1,104,942
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	155,000	156,993
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	810,000	907,839
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,060,000	1,174,145
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	1,213,000	1,333,986
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	824,000	888,318
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	462,000	488,795
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	227,000	255,043
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	197,000	226,648
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	545,000	635,738
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	250,000	236,950
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,894,000	2,026,580
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	10,000	11,361
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,540,000	2,061,069
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	2,634,000	3,066,493
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	241,000	273,423
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands company guaranty unsec. sub. notes 4.625%,
12/1/23 (Netherlands)	250,000	276,382

George Putnam Balanced Fund 35

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Financials cont.
Cooperative Rabobank UA company guaranty unsec. sub. notes
3.75%, 7/21/26 (Netherlands)	$285,000	$320,443
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	340,000	377,825
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	443,000	498,160
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%,
6/5/26 (Switzerland)	320,000	328,854
Credit Suisse Group AG 144A unsec. sub. notes 6.50%,
8/8/23 (Switzerland)	729,000	815,946
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,395,000	1,692,263
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,225,000	1,354,348
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	330,000	347,402
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	217,000	200,117
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	425,000	473,892
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	804,000	951,492
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	1,477,000	1,681,099
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	105,000	115,770
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,225,000	2,498,622
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	195,000	206,213
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%,
perpetual maturity	1,113,000	1,076,939
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 1.392%, 5/15/47	664,000	480,696
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,710,000	2,218,575
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	488,000	531,524
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	105,000	121,763
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	315,000	357,559
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	1,422,000	1,764,387
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	1,457,000	1,684,656
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	2,564,000	3,461,400
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	3,409,000	3,997,515
NatWest Group PLC sr. unsec. unsub. notes 3.875%, 9/12/23
(United Kingdom)	200,000	217,238
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	467,000	505,660
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	194,000	208,010
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	1,485,000	1,587,094
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	322,000	382,620
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	412,000	450,873
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	263,000	416,853
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	759,000	865,204

36 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Financials cont.
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	$580,000	$584,720
U.S. Bancorp unsec. sub. notes 3.00%, 7/30/29	1,955,000	2,180,377
UBS AG unsec. sub. notes 5.125%, 5/15/24 (Switzerland)	2,640,000	2,879,342
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	580,000	627,850
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	670,000	848,451
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	710,000	733,090
		64,809,758
Health care (1.3%)
AbbVie, Inc. 144A sr. unsec. notes 3.45%, 3/15/22	186,000	193,454
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29	2,440,000	2,742,586
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	710,000	1,005,312
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	273,000	299,731
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	820,000	901,043
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	2,325,000	2,737,773
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	1,857,000	2,023,259
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	715,000	769,241
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	561,923	606,047
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	1,425,000	1,724,539
DH Europe Finance II Sarl company guaranty sr. unsec. notes
2.60%, 11/15/29 (Luxembourg)	600,000	658,847
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	143,000	168,009
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	505,000	591,079
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	270,000	363,305
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	475,000	535,951
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	185,000	196,563
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	1,602,000	1,707,657
Upjohn, Inc. 144A company guaranty sr. unsec. notes
2.30%, 6/22/27	565,000	593,746
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,210,000	1,450,940
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	306,000	323,816
		19,592,898
Technology (1.1%)
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	748,000	810,036
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	245,000	271,553
Apple, Inc. sr. unsec. notes 1.65%, 5/11/30	15,000	15,760
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	342,000	478,586
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	486,000	630,522
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	1,667,000	1,851,898
Broadcom, Inc. 144A company guaranty sr. unsec. sub. notes
4.15%, 11/15/30	970,000	1,089,515
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,356,000	1,590,011
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	271,000	377,664

George Putnam Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Technology cont.
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	$522,000	$585,105
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	487,000	590,208
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	540,000	624,941
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,295,000	1,566,645
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,195,000	1,288,055
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,150,000	1,497,691
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	531,000	584,987
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,900,000	2,256,846
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	374,000	411,903
		16,521,926
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	595,000	647,943
		647,943
Utilities and power (1.2%)
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	392,000	424,563
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	528,000	636,028
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	560,000	787,059
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	610,000	865,219
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	255,000	319,358
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	520,000	690,702
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	280,000	332,187
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	490,000	685,976
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	416,000	479,323
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	1,704,000	1,830,924
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	560,000	648,122
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,120,000	1,459,042
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	340,000	369,551
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	793,000	875,160
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	199,000	247,073
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	720,000	757,214
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	1,259,000	1,370,844
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	620,000	664,618
Oncor Electric Delivery Co., LLC sr. notes 5.75%, 3/15/29	445,000	598,274
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	660,000	658,534
PacifiCorp sr. bonds 2.70%, 9/15/30	656,000	743,080
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	145,000	153,185

38 George Putnam Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	$442,000	$477,237
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	523,000	550,198
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (BBA LIBOR USD
3 Month + 2.11%), 2.505%, 5/15/67	1,945,000	1,517,100
		18,140,571
Total corporate bonds and notes (cost $194,178,493)		$218,315,236

	Principal
MORTGAGE-BACKED SECURITIES (0.6%)*	amount	Value
Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class C, 4.78%, 5/10/47 W	$508,000	$469,188
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	520,000	556,854
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.536%, 12/10/44 W	500,000	438,224
FRB Ser. 14-CR18, Class C, 4.724%, 7/15/47 W	2,392,000	2,357,577
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	777,000	847,544
Ser. 12-CR1, Class AM, 3.912%, 5/15/45	1,046,000	1,055,103
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 1.872%, 11/25/28 (Bermuda)	261,538	252,772
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 14-HQ2, Class M2, (1 Month US LIBOR
+ 2.20%), 2.372%, 9/25/24	185,540	185,772
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 6.922%, 8/25/28	601,410	625,467
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.172%, 9/25/28	99,602	103,064
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.422%, 7/25/29	260,000	256,256
REMICs Ser. 01-79, Class BI, IO, 0.268%, 3/25/45 W	525,493	1,629
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	194,241	19
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 1.772%, 10/25/28 (Bermuda)	175,194	172,352
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 12-C6, Class D, 5.152%, 5/15/45 W	772,000	622,497
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class D, 4.671%, 10/15/45 W	404,000	318,160
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class D,
5.419%, 3/15/45 W	1,794,000	1,020,531
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	2,032,334	58,995
Total mortgage-backed securities (cost $11,556,270)		$9,342,004

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$215,000	$361,845
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	350,000	642,670
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	275,000	403,719
Total municipal bonds and notes (cost $841,177)		$1,408,234

George Putnam Balanced Fund 39

SHORT-TERM INVESTMENTS (5.8%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	7,020,885	7,020,885
Putnam Short Term Investment Fund Class P 0.29% L	82,721,675	$82,721,675
Total short-term investments (cost $89,742,560)		$89,742,560

TOTAL INVESTMENTS
Total investments (cost $1,407,486,544)	$1,597,180,525

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through July 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,541,761,047.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $717,760 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,581,084 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

40 George Putnam Balanced Fund

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $40,815,278 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/20 (aggregate face value $86,506,271)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	British Pound	Sell	9/16/20	$9,528,860	$9,168,281	$(360,579)
Barclays Bank PLC
	British Pound	Sell	9/16/20	11,512,327	11,074,558	(437,769)
	Canadian Dollar	Sell	10/21/20	2,579,372	2,542,545	(36,827)
	Euro	Sell	9/16/20	6,522,609	6,212,884	(309,725)
Citibank, N.A.
	British Pound	Buy	9/16/20	4,670,291	4,493,553	176,738
	Canadian Dollar	Sell	10/21/20	3,367,677	3,318,275	(49,402)
	Euro	Sell	9/16/20	4,234,473	4,032,518	(201,955)
Goldman Sachs International
	British Pound	Sell	9/16/20	8,585,244	8,257,815	(327,429)
	Canadian Dollar	Sell	10/21/20	109,394	107,802	(1,592)
HSBC Bank USA, National Association
	Chinese Yuan	Buy	8/19/20	3,368,679	3,330,506	38,173
	Chinese Yuan	Sell	8/19/20	3,368,679	3,305,593	(63,086)
	Euro	Sell	9/16/20	2,422,192	2,335,483	(86,709)
JPMorgan Chase Bank N.A.
	British Pound	Buy	9/16/20	4,976,799	4,787,409	189,390
	Canadian Dollar	Sell	10/21/20	1,185,557	1,168,057	(17,500)
	Swiss Franc	Sell	9/16/20	2,014,292	1,919,009	(95,283)
State Street Bank and Trust Co.
	British Pound	Buy	9/16/20	3,530,410	3,396,159	134,251
	Canadian Dollar	Buy	10/21/20	660,692	650,888	9,804
	Hong Kong Dollar	Sell	8/19/20	2,485,137	2,483,301	(1,836)
UBS AG
	British Pound	Buy	9/16/20	4,270,952	4,109,435	161,517
	Euro	Buy	9/16/20	857,270	816,595	40,675
	Swiss Franc	Buy	9/16/20	2,018,890	1,941,485	77,405

George Putnam Balanced Fund 41

FORWARD CURRENCY CONTRACTS at 7/31/20 (aggregate face value $86,506,271) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp.
	British Pound	Sell	9/16/20	$6,484,726	$6,237,631	$(247,095)
	Euro	Buy	9/16/20	857,388	816,489	40,899
Unrealized appreciation						868,852
Unrealized (depreciation)						(2,236,787)
Total						$(1,367,935)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 7/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	75	$12,266,700	$12,238,125	Sep-20	$224,501
Unrealized appreciation					224,501
Unrealized (depreciation)					—
Total					$224,501

TBA SALE COMMITMENTS OUTSTANDING at 7/31/20 (proceeds receivable $23,116,387)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 4.00%, 8/1/50	$5,000,000	8/20/20	$5,305,469
Uniform Mortgage-Backed Securities, 4.00%, 8/1/50	2,000,000	8/13/20	2,124,688
Uniform Mortgage-Backed Securities, 3.50%, 8/1/50	1,000,000	8/13/20	1,054,453
Uniform Mortgage-Backed Securities, 3.00%, 8/1/50	1,000,000	8/13/20	1,058,047
Uniform Mortgage-Backed Securities, 2.50%, 8/1/50	13,000,000	8/13/20	13,659,140
Total			$23,201,797

42 George Putnam Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$25,154,314	$3,019,491	$—
Capital goods	42,461,292	—	—
Communication services	19,306,376	—	—
Conglomerates	11,316,657	—	—
Consumer cyclicals	169,086,009	—	—
Consumer staples	62,219,382	—	—
Energy	9,195,429	9,186,652	—
Financials	92,733,475	18,468,298	—
Health care	125,016,391	—	—
Miscellaneous	—	—	2,101,021
Technology	276,183,198	1,613,077	—
Transportation	20,855,217	—	—
Utilities and power	33,649,111	—	—
Total common stocks	887,176,851	32,287,518	2,101,021

Corporate bonds and notes	—	218,315,236	—
Mortgage-backed securities	—	9,342,004	—
Municipal bonds and notes	—	1,408,234	—
U.S. government and agency mortgage obligations	—	131,941,939	—
U.S. treasury obligations	—	224,865,162	—
Short-term investments	82,721,675	7,020,885	—
Totals by level	$969,898,526	$625,180,978	$2,101,021

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,367,935)	$—
Futures contracts	224,501	—	—
TBA sale commitments	—	(23,201,797)	—
Totals by level	$224,501	$(24,569,732)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 43

Statement of assets and liabilities 7/31/20

ASSETS
Investment in securities, at value, including $6,751,395 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,317,743,984)	$1,507,437,965
Affiliated issuers (identified cost $89,742,560) (Notes 1 and 5)	89,742,560
Cash	136
Foreign currency (cost $299) (Note 1)	299
Dividends, interest and other receivables	4,865,532
Receivable for shares of the fund sold	2,353,455
Receivable for investments sold	6,378,838
Receivable for sales of TBA securities (Note 1)	11,630,450
Receivable for variation margin on futures contracts (Note 1)	46,152
Unrealized appreciation on forward currency contracts (Note 1)	868,852
Prepaid assets	64,926
Total assets	1,623,389,165

LIABILITIES
Payable for investments purchased	4,932,235
Payable for purchases of delayed delivery securities (Note 1)	1,894,860
Payable for purchases of TBA securities (Note 1)	37,845,324
Payable for shares of the fund repurchased	2,197,851
Payable for compensation of Manager (Note 2)	667,101
Payable for custodian fees (Note 2)	54,950
Payable for investor servicing fees (Note 2)	347,862
Payable for Trustee compensation and expenses (Note 2)	521,521
Payable for administrative services (Note 2)	5,115
Unrealized depreciation on forward currency contracts (Note 1)	2,236,787
Payable for distribution fees (Note 2)	359,054
TBA sale commitments, at value (proceeds receivable $23,116,387) (Note 1)	23,201,797
Collateral on securities loaned, at value (Note 1)	7,020,885
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	110,328
Other accrued expenses	232,448
Total liabilities	81,628,118

Net assets	$1,541,761,047

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,286,510,903
Total distributable earnings (Note 1)	255,250,144
Total — Representing net assets applicable to capital shares outstanding	$1,541,761,047

(Continued on next page)

44 George Putnam Balanced Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,147,249,489 divided by 52,905,943 shares)	$21.68
Offering price per class A share (100/94.25 of $21.68)*	$23.00
Net asset value and offering price per class B share ($13,532,540 divided by 632,132 shares)**	$21.41
Net asset value and offering price per class C share ($86,199,285 divided by 4,013,205 shares)**	$21.48
Net asset value and redemption price per class M share
($54,871,371 divided by 2,571,098 shares)	$21.34
Offering price per class M share (100/96.50 of $21.34)*	$22.11
Net asset value, offering price and redemption price per class R share
($1,112,841 divided by 51,526 shares)	$21.60
Net asset value, offering price and redemption price per class R5 share
($222,672 divided by 10,171 shares)	$21.89
Net asset value, offering price and redemption price per class R6 share
($46,529,240 divided by 2,135,549 shares)	$21.79
Net asset value, offering price and redemption price per class Y share
($192,043,609 divided by 8,816,957 shares)	$21.78

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 45

Statement of operations Year ended 7/31/20

INVESTMENT INCOME
Interest (including interest income of $873,104 from investments in affiliated issuers) (Note 5)	$15,703,612
Dividends (net of foreign tax of $98,457)	14,846,570
Securities lending (net of expenses) (Notes 1 and 5)	44,513
Total investment income	30,594,695

EXPENSES
Compensation of Manager (Note 2)	7,244,190
Investor servicing fees (Note 2)	2,032,155
Custodian fees (Note 2)	63,464
Trustee compensation and expenses (Note 2)	52,916
Distribution fees (Note 2)	3,985,778
Administrative services (Note 2)	38,336
Other	535,520
Total expenses	13,952,359
Expense reduction (Note 2)	(25,389)
Net expenses	13,926,970

Net investment income	16,667,725

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	76,464,041
Foreign currency transactions (Note 1)	(59,175)
Forward currency contracts (Note 1)	2,773,047
Futures contracts (Note 1)	1,854,692
Total net realized gain	81,032,605
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	65,494,107
Assets and liabilities in foreign currencies	1,163
Forward currency contracts	(2,734,643)
Futures contracts	224,501
Total change in net unrealized appreciation	62,985,128

Net gain on investments	144,017,733

Net increase in net assets resulting from operations	$160,685,458

The accompanying notes are an integral part of these financial statements.

46 George Putnam Balanced Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/20	Year ended 7/31/19
Operations
Net investment income	$16,667,725	$17,102,834
Net realized gain on investments
and foreign currency transactions	81,032,605	74,527,943
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	62,985,128	13,339,889
Net increase in net assets resulting from operations	160,685,458	104,970,666
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(26,925,311)	(13,785,181)
Class B	(258,497)	(99,703)
Class C	(1,329,921)	(330,052)
Class M	(1,127,008)	(612,219)
Class R	(26,338)	(9,753)
Class R5	(3,770)	(240)
Class R6	(992,159)	(414,141)
Class Y	(3,837,069)	(1,344,408)
Net realized short-term gain on investments
Class A	(4,870,903)	(15,067,455)
Class B	(67,896)	(249,377)
Class C	(328,484)	(633,964)
Class M	(255,685)	(1,035,979)
Class R	(5,610)	(11,943)
Class R5	(607)	(219)
Class R6	(153,777)	(350,615)
Class Y	(609,820)	(1,197,716)
From net realized long-term gain on investments
Class A	(36,267,984)	(50,096,888)
Class B	(505,539)	(829,138)
Class C	(2,446,391)	(2,107,829)
Class M	(1,903,375)	(3,444,465)
Class R	(41,774)	(39,708)
Class R5	(4,522)	(730)
Class R6	(1,145,382)	(1,165,739)
Class Y	(4,540,864)	(3,982,213)
Increase from capital share transactions (Note 4)	149,833,495	75,914,400
Total increase in net assets	222,870,267	84,075,391

NET ASSETS
Beginning of year	1,318,890,780	1,234,815,389
End of year	$1,541,761,047	$1,318,890,780

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund 47

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
July 31, 2020	$20.63	.25	2.13	2.38	(.52)	(.81)	(1.33)	$21.68	12.04	$1,147,249.97		1.23	97
July 31, 2019	20.62	.28	1.37	1.65	(.28)	(1.36)	(1.64)	20.63	8.86	1,041,441.98		1.44	143
July 31, 2018	19.09	.23	1.53	1.76	(.23)	—	(.23)	20.62	9.28	1,004,781.99		1.18	179
July 31, 2017	17.38	.23	1.69	1.92	(.21)	—	(.21)	19.09	11.14	972,570	1.01	1.29	204
July 31, 2016	17.22	.22	.14	.36	(.20)	—	(.20)	17.38	2.17	953,549	1.00[e]	1.33[e]	154
Class B
July 31, 2020	$20.38	.10	2.11	2.21	(.37)	(.81)	(1.18)	$21.41	11.23	$13,533	1.72	.49	97
July 31, 2019	20.39	.14	1.34	1.48	(.13)	(1.36)	(1.49)	20.38	8.02	14,844	1.73	.70	143
July 31, 2018	18.87	.08	1.52	1.60	(.08)	—	(.08)	20.39	8.49	17,258	1.74	.43	179
July 31, 2017	17.18	.10	1.67	1.77	(.08)	—	(.08)	18.87	10.33	20,188	1.76	.55	204
July 31, 2016	17.02	.10	.14	.24	(.08)	—	(.08)	17.18	1.42	21,592	1.75[e]	.58[e]	154
Class C
July 31, 2020	$20.46	.09	2.12	2.21	(.38)	(.81)	(1.19)	$21.48	11.20	$86,199	1.72	.47	97
July 31, 2019	20.47	.13	1.36	1.49	(.14)	(1.36)	(1.50)	20.46	8.06	61,417	1.73	.68	143
July 31, 2018	18.95	.08	1.52	1.60	(.08)	—	(.08)	20.47	8.45	40,002	1.74	.43	179
July 31, 2017	17.26	.10	1.67	1.77	(.08)	—	(.08)	18.95	10.29	45,970	1.76	.54	204
July 31, 2016	17.10	.09	.15	.24	(.08)	—	(.08)	17.26	1.45	41,700	1.75[e]	.58[e]	154
Class M
July 31, 2020	$20.32	.15	2.09	2.24	(.41)	(.81)	(1.22)	$21.34	11.46	$54,871	1.47	.75	97
July 31, 2019	20.33	.18	1.35	1.53	(.18)	(1.36)	(1.54)	20.32	8.34	65,488	1.48	.94	143
July 31, 2018	18.82	.13	1.52	1.65	(.14)	—	(.14)	20.33	8.77	70,239	1.49	.68	179
July 31, 2017	17.15	.14	1.66	1.80	(.13)	—	(.13)	18.82	10.53	70,919	1.51	.79	204
July 31, 2016	16.99	.14	.14	.28	(.12)	—	(.12)	17.15	1.69	66,779	1.50[e]	.83[e]	154
Class R
July 31, 2020	$20.56	.20	2.12	2.32	(.47)	(.81)	(1.28)	$21.60	11.76	$1,113	1.22	.98	97
July 31, 2019	20.56	.23	1.36	1.59	(.23)	(1.36)	(1.59)	20.56	8.58	999	1.23	1.19	143
July 31, 2018	19.03	.18	1.53	1.71	(.18)	—	(.18)	20.56	9.02	838	1.24	.93	179
July 31, 2017	17.33	.18	1.70	1.88	(.18)	—	(.18)	19.03	10.90	1,090	1.26	.99	204
July 31, 2016	17.16	.19	.13	.32	(.15)	—	(.15)	17.33	1.93	409	1.25[e]	1.13[e]	154
Class R5
July 31, 2020	$20.82	.29	2.17	2.46	(.58)	(.81)	(1.39)	$21.89	12.33	$223.72		1.41	97
July 31, 2019	20.79	.32	1.40	1.72	(.33)	(1.36)	(1.69)	20.82	9.17	16.72		1.56	143
July 31, 2018	19.24	.27[f]	1.56	1.83	(.28)	—	(.28)	20.79	9.60	14.73		1.30[f]	179
July 31, 2017	17.45	.30[f]	1.69	1.99	(.20)	—	(.20)	19.24	11.46	13.74		1.71[f]	204
July 31, 2016	17.28	.26	.16	.42	(.25)	—	(.25)	17.45	2.49	76,674	.73[e]	1.59[e]	154

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 George Putnam Balanced Fund	George Putnam Balanced Fund 49

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%) [d]
Class R6
July 31, 2020	$20.73	.32	2.15	2.47	(.60)	(.81)	(1.41)	$21.79	12.42	$46,529.62		1.56	97
July 31, 2019	20.71	.36	1.37	1.73	(.35)	(1.36)	(1.71)	20.73	9.27	29,859.62		1.80	143
July 31, 2018	19.17	.31	1.53	1.84	(.30)	—	(.30)	20.71	9.69	19,694.63		1.54	179
July 31, 2017	17.45	.30	1.70	2.00	(.28)	—	(.28)	19.17	11.57	11,738.64		1.64	204
July 31, 2016	17.28	.28	.15	.43	(.26)	—	(.26)	17.45	2.58	8,013	.63[e]	1.71[e]	154
Class Y
July 31, 2020	$20.72	.30	2.15	2.45	(.58)	(.81)	(1.39)	$21.78	12.32	$192,044.72		1.45	97
July 31, 2019	20.70	.33	1.38	1.71	(.33)	(1.36)	(1.69)	20.72	9.15	104,828.73		1.68	143
July 31, 2018	19.16	.28	1.54	1.82	(.28)	—	(.28)	20.70	9.56	81,989.74		1.43	179
July 31, 2017	17.45	.28	1.69	1.97	(.26)	—	(.26)	19.16	11.37	77,716.76		1.54	204
July 31, 2016	17.28	.26	.15	.41	(.24)	—	(.24)	17.45	2.48	58,289	.75[e]	1.60[e]	154

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sales transactions.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

f The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

50 George Putnam Balanced Fund	George Putnam Balanced Fund 51

Notes to financial statements 7/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through July 31, 2020.

George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and common stocks (growth or value stocks or both) of large U.S. companies, with a greater focus on common stocks. For example, Putnam Management may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective November 25. 2019, class M shares are closed to new purchases except (1) through employer-sponsored retirement plans to the extent class A shares are not available through the plan (Eligible Plans) that had open positions in the fund’s Class M shares with Putnam Investor Services on November 25, 2019, or (2) by clients of administrators or other service providers of Eligible Plans that had open positions on behalf of their clients in the fund’s Class M shares with Putnam Investor Services on November 25, 2019, and in either case maintained the open position through November 25, 2019. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund of through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales-charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 3.50% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

52 George Putnam Balanced Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

George Putnam Balanced Fund 53

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

54 George Putnam Balanced Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $222,289 at the close of the reporting period.

George Putnam Balanced Fund 55

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,866,358 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,581,084 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $7,020,885 and the value of the securities loaned amounted to $6,751,395.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

56 George Putnam Balanced Fund

some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from interest-only securities, and from redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,692,731 to increase undistributed net investment income, $896 to decrease paid-in capital and $2,691,835 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$245,641,697
Unrealized depreciation	(59,427,594)
Net unrealized appreciation	186,214,103
Undistributed short-term gain	13,734,142
Undistributed long-term gain	55,300,989
Cost for federal income tax purposes	$1,386,621,191

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.519% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

George Putnam Balanced Fund 57

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, class R5, class R6, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,579,627	Class R5	223
Class B	20,633	Class R6	18,115
Class C	109,686	Class Y	217,309
Class M	84,968	Total	$2,032,155
Class R	1,594

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $11,109 under the expense offset arrangements and by $14,280 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,076, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

58 George Putnam Balanced Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,668,498
Class B	1.00%	1.00%	139,432
Class C	1.00%	1.00%	742,051
Class M	1.00%	0.75%	430,412
Class R	1.00%	0.50%	5,385
Total			$3,985,778

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $200,998 and $853 from the sale of class A and class M shares, respectively, and received $1,178 and $977 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $83 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,253,739,272	$1,231,751,965
U.S. government securities (Long-term)	143,163,300	86,703,867
Total	$1,396,902,572	$1,318,455,832

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	5,949,720	$122,072,098	3,381,318	$66,091,632
Shares issued in connection with
reinvestment of distributions	3,153,067	64,215,869	3,961,602	74,358,017
	9,102,787	186,287,967	7,342,920	140,449,649
Shares repurchased	(6,667,341)	(134,653,072)	(5,592,320)	(109,303,080)
Net increase	2,435,446	$51,634,895	1,750,600	$31,146,569

George Putnam Balanced Fund 59

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	75,547	$1,516,319	53,844	$1,039,800
Shares issued in connection with
reinvestment of distributions	39,410	793,439	60,668	1,121,676
	114,957	2,309,758	114,512	2,161,476
Shares repurchased	(211,001)	(4,231,306)	(232,836)	(4,498,174)
Net decrease	(96,044)	$(1,921,548)	(118,324)	$(2,336,698)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	2,113,901	$42,949,300	1,335,751	$25,958,369
Shares issued in connection with
reinvestment of distributions	195,953	3,959,050	152,759	2,837,732
	2,309,854	46,908,350	1,488,510	28,796,101
Shares repurchased	(1,298,265)	(26,075,668)	(440,624)	(8,558,494)
Net increase	1,011,589	$20,832,682	1,047,886	$20,237,607

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	333,377	$6,752,046	414,653	$7,908,044
Shares issued in connection with
reinvestment of distributions	163,750	3,285,468	274,983	5,073,820
	497,127	10,037,514	689,636	12,981,864
Shares repurchased	(1,149,141)	(23,419,166)	(921,296)	(17,830,553)
Net decrease	(652,014)	$(13,381,652)	(231,660)	$(4,848,689)

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	22,363	$457,310	9,097	$179,756
Shares issued in connection with
reinvestment of distributions	3,631	73,684	3,275	61,231
	25,994	530,994	12,372	240,987
Shares repurchased	(23,044)	(475,413)	(4,565)	(94,156)
Net increase	2,950	$55,581	7,807	$146,831

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	9,715	$202,525	—	$—
Shares issued in connection with
reinvestment of distributions	433	8,899	63	1,189
	10,148	211,424	63	1,189
Shares repurchased	(736)	(15,482)	—	—
Net increase	9,412	$195,942	63	$1,189

60 George Putnam Balanced Fund

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	997,914	$20,524,054	661,871	$13,118,638
Shares issued in connection with
reinvestment of distributions	112,053	2,291,317	102,319	1,930,495
	1,109,967	22,815,371	764,190	15,049,133
Shares repurchased	(415,009)	(8,444,053)	(274,589)	(5,311,669)
Net increase	694,958	$14,371,318	489,601	$9,737,464

	YEAR ENDED 7/31/20		YEAR ENDED 7/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,262,848	$107,995,062	2,102,971	$41,845,266
Shares issued in connection with
reinvestment of distributions	438,058	8,957,741	343,481	6,478,983
	5,700,906	116,952,803	2,446,452	48,324,249
Shares repurchased	(1,942,861)	(38,906,526)	(1,347,546)	(26,494,122)
Net increase	3,758,045	$78,046,277	1,098,906	$21,830,127

At the close of the reporting period, Putnam Investments, LLC owned 811 class R5 shares of the fund (7.97% of class R5 shares outstanding), valued at $17,753.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 7/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$3,897,725	$239,204,370	$236,081,210	$160,075	$7,020,885
Putnam Short Term
Investment Fund**	46,255,634	367,311,857	330,845,816	873,104	82,721,675
Total Short-term
investments	$50,153,359	$606,516,227	$566,927,026	$1,033,179	$89,742,560

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s

George Putnam Balanced Fund 61

perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	60
Forward currency contracts (contract amount)	$71,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$868,852	Payables	$2,236,787
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	224,501*	Unrealized depreciation	—
Total		$1,093,353		$2,236,787

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

62 George Putnam Balanced Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$2,773,047	$2,773,047
Equity contracts	1,854,692	—	1,854,692
Total	$1,854,692	$2,773,047	$4,627,739

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$(2,734,643)	$(2,734,643)
Equity contracts	224,501	—	224,501
Total	$224,501	$(2,734,643)	$(2,510,142)

George Putnam Balanced Fund 63

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	BofA Securities, Inc.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Futures contracts§	$—	$—	$46,152	$—	$—	$—	$—	$—	$—	$—	$46,152
Forward currency contracts#	—	—	—	176,738	—	38,173	189,390	144,055	279,597	40,899	868,852
Total Assets	$—	$—	$46,152	$176,738	$—	$38,173	$189,390	$144,055	$279,597	$40,899	$915,004
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	360,579	784,321	—	251,357	329,021	149,795	112,783	1,836	—	247,095	2,236,787
Total Liabilities	$360,579	$784,321	$—	$251,357	$329,021	$149,795	$112,783	$1,836	$—	$247,095	$2,236,787
Total Financial and Derivative Net Assets	$(360,579)	$(784,321)	$46,152	$(74,619)	$(329,021)	$(111,622)	$76,607	$142,219	$279,597	$(206,196)	$(1,321,783)
Total collateral received (pledged)†##	$(274,200)	$(782,278)	$—	$(74,619)	$(252,695)	$(111,622)	$—	$110,328	$222,289	$—
Net amount	$(86,379)	$(2,043)	$46,152	$—	$(76,326)	$—	$76,607	$31,891	$57,308	$(206,196)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$110,328	$—	$—	$110,328
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$222,289	$—	$222,289
Collateral (pledged) (including TBA commitments)**	$(274,200)	$(782,278)	$—	$(157,262)	$(252,695)	$(114,649)	$—	$—	$—	$—	$(1,581,084)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $717,760.

Federal tax information

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $67,014,858 as a capital gain dividend with respect to the taxable year ended July 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 34.06% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 39.71%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,285,120 of distributions paid as qualifying to be taxed as interest-related dividends, and $6,292,783 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

64 George Putnam Balanced Fund	George Putnam Balanced Fund 65

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

66 George Putnam Balanced Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a U.S. private nursing and medical services education provider; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of July 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

George Putnam Balanced Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

68 George Putnam Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02056	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN021 322623 9/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2020	$113,094	$ —	$13,679	$ —
July 31, 2019	$116,074	$1,281	$16,873	$ —

For the fiscal years ended July 31, 2020 and July 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $359,521 and $565,138 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2020	$ —	$345,842	$ —	$ —
July 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

George Putnam Balanced Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 28, 2020